Exhibit 10.31

                                     Annex I

                      Supplemental Terms and Conditions for
                           Master Repurchase Agreement



         The supplemental terms and conditions set forth in this Annex I (the "Supplemental Terms") form a part of the Master Repurchase Agreement, dated as of August 1, 1997 (the "Master Repurchase Agreement"), between EMERGENT MORTGAGE CORP., as Seller, and FIRST UNION NATIONAL BANK, as Buyer. To the extent that these Supplemental Terms conflict with the terms of the Master Repurchase Agreement, these Supplemental Terms shall control. These Supplement Terms, together with the Master Repurchase Agreement, shall constitute the "Agreement", as that term is used in the Master Repurchase Agreement and in these Supplemental Terms. Only this Annex I and Annex II have been made a part of the Agreement.

1.       Definitions

         Capitalized terms used herein but not otherwise defined shall have the meanings set forth below or, if not defined herein, in the Master Repurchase Agreement. Capitalized terms used in the Master Repurchase Agreement whose definitions are modified in these Supplemental Terms shall be replaced by such modified definitions.

         "Additional Required Documents" shall have the meaning assigned in the Warehousing Agreement.

         "Agreement Termination Date" shall mean the date that is ninety (90) days after the Buyer has given notice of termination to the Seller.

         "Business Day" shall mean any day except Saturday, Sunday and any day which is a legal holiday or a day on which banking institutions are authorized or required by law to close in Charlotte, North Carolina.

         "Buyer" shall mean First Union National Bank, a national banking association, with its principal place of business in Charlotte, North Carolina.

         "Buyer's Margin Percentage" shall have the meaning assigned in the related Confirmation.

         "Confirmation" shall mean a confirmation for a Transaction substantially in the form of Exhibit A hereto.

         "Corporate Base Rate" shall have the meaning set forth in the Warehousing Agreement.

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         "Default Rate" shall mean, for any day, the Pricing Rate for such day plus 4.00%.

         "Eligible Mortgage Loan" shall mean a Mortgage Loan meeting the requirements for an "Eligible Mortgage Loan," as such term is defined in the Warehousing Agreement, with the exceptions from the requirements of that definition that may be listed on Schedule II to the related Confirmation.

         "Eurodollar Rate" shall have the meaning set forth in the Warehousing Agreement.

         "Fed Funds Rate" shall have the meaning set forth in the Warehousing Agreement.

         "Guaranty" shall mean the guaranty agreement, dated as of August 1, 1997, executed by the Guarantor in favor of the Buyer.

         "Guarantor" shall mean Emergent Group, Inc., a South Carolina corporation.

         "Indemnified Parties" shall have the meaning set forth in Paragraph 13 of these Supplemental Terms.

         "Market Value" shall have the meaning set forth in Paragraph 7 of these Supplemental Terms.

         "Mortgage Loans" shall have the meaning set forth in the Warehousing Agreement.

         "Pricing Rate" for a Transaction shall be the rate specified in the related Confirmation.

         "Purchase Date" shall mean the date on which Purchased Securities are transferred by the Seller to the Buyer in a Transaction, which date shall be specified in the related Confirmation.

         "Purchase Price" for a Transaction shall be the price specified in the related Confirma- tion.

         "Repurchase Date" shall mean the earliest to occur of (i) the occurrence of an Event of Default, (ii) the date on which the Buyer demands the repurchase of the related Purchased Securities by the Seller pursuant to Paragraph 6 of these Supplemental Terms, (iii) the Agreement Termination Date or
(iv) the date specified in the related Confirmation as the Repurchase Date for such Purchased Securities (which must be no more than thirty (30) days following the related Purchase Date or, if such day is not a Business Day, the following Business Day).

         "Required Documents" shall have the meaning assigned in the Warehousing Agreement.

         "Securities" shall mean Mortgage Loans.

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         "Seller" shall mean Emergent Mortgage Corp., a South Carolina corporation.

         "Transaction" shall mean each transaction between the Seller and the Buyer that is undertaken pursuant to a single Confirmation.

         "Warehousing Agreement" shall mean the Mortgage Loan Warehousing Agreement, dated as of March 20, 1997, by and among Emergent Mortgage Corp., the lenders from time to time party thereto, The First National Bank of Boston, as co-agent, and First Union National Bank, as administrative agent for the lenders, as amended from time to time.

2.       Transaction Initiation

         The following paragraph shall be added as Paragraph 3(b) of the Master Repurchase Agreement and existing Paragraphs 3(b) and 3(c) of the Master Repurchase Agreement shall become Paragraphs 3(c) and 3(d) respectively (and all references in the Master Repurchase Agreement to Paragraphs 3(b) and 3(c) shall be deemed to be to Paragraphs 3(c) and 3(d) respectively):

                  "(b) The Buyer's obligation to purchase any Mortgage Loan shall be subject to the following:

                           (i) The Buyer's determination that it desires to
                  enter into such Transaction.

                           (ii) The Buyer's receipt of the Required Documents
                  for each Mortgage Loan to be purchased.

                           (iii) The Buyer's determination that the Mortgage
                  Loans to be purchased in the requested Transaction satisfy the requirements of this Agreement.

                           (iv) The Seller's representations and warranties
                  contained in this Agreement and reaffirmed in the Confirmation shall be true and correct.

                           (v) No Event of Default shall have occurred under
                  this Agreement.

                           (vi) The Guarantee shall be in full force and
                  effect."

3.       Transaction Confirmation

         (a) The Buyer shall prepare and deliver the Confirmation to the Seller at least one (1) Business Day prior to the Purchase Date for a Transaction.

         (b) Each Confirmation shall be binding upon the parties unless written notice of objection is given by the objecting party prior to the closing of the Transaction.

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4.       Margin Calls

         (a) Paragraph 4(a) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced by the following new Paragraph 4(a):

                  "(a) If at any time the aggregate Market Value of all Purchased Securities subject to a single Transaction is less than the Buyer's Margin Amount for such Transaction (a "Margin Deficit"), then the Buyer may by notice to the Seller require that the Seller, at the Buyer's option, transfer to the Buyer cash or additional Securities reasonably acceptable to the Buyer ("Additional Purchased Securities"), so that the cash and the aggregate Market Value of the Purchased Securities in such Transaction (including any Additional Purchased Securities) will then equal or exceed the applicable Buyer's Margin Amount."

         (b) The provisions set forth in Paragraph 4(b) of the Master Repurchase Agreement and any other provision of the Master Repurchase Agreement which gives the Seller the right to demand that the Buyer pay to or acquire for the Seller's account, cash or Purchased Securities or obligates the Buyer to do so are not applicable and are hereby deleted from the Agreement.

         (c) Paragraphs 4(c) and 4(d) of the Master Repurchase Agreement are hereby deleted in their entirety and replaced by the following new Paragraph 4(b):

                  "(b) If any notice is given by the Buyer under subparagraph
         (a) of this Paragraph on any Business Day, then the Seller shall transfer cash or Additional Purchased Securities as provided in such subparagraph no later than the close of business on the second Business Day following the date on which such notice is given. Any cash transferred pursuant to this subparagraph (b) shall be applied solely to reduce the Repurchase Price of the Transaction subject to the Margin Deficit."

         (d) Paragraphs 4(e) and 4(f) of the Master Repurchase Agreement are hereby deleted in their entirety.

5.       Payments on Securities

         All funds received by the Seller, in its capacity as servicer with respect to Mortgage Loans that are Purchased Securities, shall be held by the Seller in trust for the Buyer until such Mortgage Loans have been repurchased by the Seller.

6.       Segregation of Purchased Securities; Substitution

         (a) Paragraph 8 of the Master Repurchase Agreement is hereby deleted in its entirety.

         (b) Paragraph 9 of the Master Repurchase Agreement is hereby deleted in its entirety.

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7.       Market Value Determination

         With respect to each Purchased Security, the "Market Value" thereof shall be as determined by the Buyer in its sole discretion.

8.       Repurchase Prior to Repurchase Date

         Notwithstanding any provision hereof to the contrary, the Seller may require the Buyer to repurchase any or all of the Purchased Securities subject to a Transaction upon two (2) Business Days' prior notice.

9.       Delivery of Securities

         All of the Required Documents for Mortgage Loans that are to be Purchased Securities for a Transaction shall be delivered to the Buyer at least three (3) Business Days prior to the Purchase Date for such Transaction.

10.      Representations and Warranties

         (a) In addition to the representations made in Paragraph 10 of the Master Repurchase Agreement, the Seller hereby represents and warrants that, as of the date of this Agreement and as of the Purchase Date for each Transaction:

                  (i) The Seller is servicing all Mortgage Loans in accordance with the manner in which it services mortgage loans held in its own portfolio.

                  (ii) No Event of Default has occurred or is continuing under this Agreement.

                  (iii) All representations and warranties of the Seller contained in the Warehousing Agreement are true and correct.

         (b) The Seller hereby represents and warrants to the Buyer that, as to each Mortgage Loan, as of the applicable Purchase Date or such other date specified herein:

                  (i) The information set forth in the schedule of Mortgage Loans attached to each Confirmation is true and correct in all material respects.

                  (ii) Such Mortgage Loan is an Eligible Mortgage Loan.

11.      Covenants

         The Seller covenants with the Buyer that:

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                  (a) The Seller shall act as servicer for all Mortgage Loans, will service all Mortgage Loans in accordance with the manner in which it services mortgage loans held in its own portfolio and shall not sell or transfer its rights to service such loans without the Buyer's consent.

                  (b) The Seller shall notify the Buyer of any default or event of default that has occurred under any other credit agreement for which the Seller is the primary obligor.

                  (c) The Seller shall comply with all of its covenants contained in the Warehousing Agreement as if such covenants were contained in this Agreement and as if the Buyer were the "Administrative Agent" under the Warehousing Agreement.

                  (d) The Seller shall hold all Additional Required Documents for the Mortgage Loans that are Purchased Securities in trust for the benefit of the Buyer.

12.      Events of Default

         (a) The term "Event of Default" shall, in addition to the definition set forth in the Master Repurchase Agreement, include the following events:

                  (i) If, for any reason, any Transaction is not deemed to be a purchase and sale, the Agreement shall for any reason cease to create a valid, first priority security interest in any of the Purchased Securities purported to be covered thereby.

                  (ii) Any representation or warranty made by the Seller in this Agreement shall have been incorrect or untrue when made or repeated or when deemed to have been made or repeated.

                  (iii) The Seller shall breach any covenant, requirement or obligation contained in this Agreement.

                  (iv) A default or event of default shall occur under any credit agreement for which the Seller is the primary obligor.

                  (v) The Seller shall fail to repurchase any Purchased Securities at the Repurchase Price when required by Paragraph 8 of these Supplemental Terms.

         (b) In addition to the remedies contained in this Agreement, the Buyer shall have the following remedies upon the occurrence of an Event of Default by the Seller:

                  (i) The Buyer may refuse to enter into any further Transactions with Seller under this Agreement and may determine that the Agreement is terminated.


                  (ii) Notwithstanding the last sentence of Paragraph 11(h) of the Master

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         Repurchase Agreement, the Buyer will be entitled to receive interest at the Default Rate on any sum payable by the Seller pursuant to Paragraph 11(h) of the Master Repurchase Agreement.


13.      Indemnification

         If the Buyer becomes involved in any capacity in any action, proceeding or investigation in connection with any matter contemplated by this Agreement, the Seller will reimburse the Buyer for its legal and other expenses (including the cost of any investigation and preparation) as they are incurred by the Buyer. The Seller also agrees to indemnify and hold harmless the Buyer and its affiliates and their respective directors, officers, employees and agents (collectively, the "Indemnified Parties"), from and against any and all losses, claims, damages and liabilities, joint or several, related to or arising out of any matters contemplated by this Agreement, unless and only to the extent that it shall be finally judicially determined that such losses, claims, damages or liabilities resulted primarily from the gross negligence or willful misconduct of the Buyer.

         If the foregoing indemnification is for any reason unavailable to any of the Indemnified Parties, then the Seller shall contribute to the amount paid or payable by the Indemnified Parties as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative benefits received by the Seller, on the one hand, and such Indemnified Parties, on the other, arising out of the matters contemplated by this Agreement.

         The reimbursement, indemnity and contribution provided for herein shall be in addition to any other liability that the Seller may otherwise have under this Agreement, at law or in equity and shall survive the termination or expiration of this Agreement.

14.      Limited Power of Attorney

         The Seller hereby appoints the Buyer to act (after the occurrence and during the continuation of an Event of Default) as the attorney-in-fact of the Seller for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments that the Buyer shall deem necessary or advisable to accomplish the purposes hereof. This appointment as attorney-in-fact is irrevocable and is coupled with an interest. Without limiting the generality of the foregoing, the Buyer and its assigns shall have the right and power to sell Purchased Securities and to receive, endorse and collect all checks made payable to the order of the Seller on account of the principal or interest on any of the Purchased Securities and to give full discharge of the same.

15.      Additional Transactions

         From time to time, the Buyer, at its sole discretion, may elect to participate in Transactions governed by the terms of the Agreement.

16.      Termination

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         The parties agree that, to the extent the Agreement is not terminated earlier pursuant to its terms, this Agreement shall automatically terminate on the Agreement Termination Date. The termination of this Agreement by either party shall not eliminate any liability for losses incurred by either party during the duration of this Agreement. To the extent that this Agreement is terminated, the terms of this Agreement shall continue to apply to any Transactions outstanding after the termination of this Agreement.

17.      Time

         All references to time contained in the Agreement shall be deemed to be local time in Charlotte, North Carolina on the applicable day.

18.      Fees and Expenses

         Nothing in this Agreement shall act as a bar to the collection of any fees or expenses of the Buyer that the Seller may agree to pay in any separate agreement relating to any or all of the Transactions.

19.      Payment of Secured Creditors

         The Seller may direct the Buyer to pay all or any portion of the Purchase Price for a Transaction to one or more creditors of the Seller, or any of its affiliates, if such payment is necessary to release a lien on the Securities that are to be purchased in such Transaction. Such payment and release of an existing lien may occur simultaneously with the purchase of Securities under this Agreement.

                                       8
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         IN WITNESS WHEREOF, the Seller and the Buyer have caused these
Supplemental Terms to be executed by their authorized representatives as of this 1st day of August, 1997.


                                     EMERGENT MORTGAGE CORP.,
                                       as Seller


                                     By: ____________________________
                                     Name: __________________________
                                     Title: _________________________



                                     FIRST UNION NATIONAL BANK,
                                      as Buyer


                                     By: ____________________________
                                     Name: __________________________
                                     Title: _________________________


                                        9


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                              Exhibit A to Annex I
                              Form of Confirmation

                                     [Date]
Emergent Mortgage Corp.
Wachovia Building
15 South Main Street, Suite 750
Greenville, South Carolina   29601
Attention:  Wade Hall

Ladies and Gentlemen:

         Pursuant to the master repurchase agreement (the "Master Repurchase Agreement"), dated as of August 1, 1997, between the undersigned (the "Buyer") and you (the "Seller"), the Buyer hereby agrees to purchase the Mortgage Loans identified on Schedule I attached hereto, subject to the terms set forth below:

         Purchase Date:                     ________________

         Repurchase Date:                   ________________
         [must be no more than thirty (30) days following the Purchase Date (or, if such day is not a Business Day, the following Business Day)]

         Purchase Price:                    ________________

         Pricing Rate:                      ________________

         Buyer's Margin Percentage:         ________________

         All of the representations and warranties made in the Master Repurchase Agreement must be true and correct as of the Purchase Date and no Event of Default shall have occurred. Capitalized terms used, but not defined, herein shall have the meanings assigned to them in the Master Repurchase Agreement.

         Any aspects of a Mortgage Loan to be purchased hereunder that would cause such Mortgage Loan not to be an "Eligible Mortgage Loan" (as defined in the Warehousing Agreement) shall be listed on Schedule II attached hereto.




                                       A-1

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         If you are in agreement with these terms, please execute the acknowledgement and acceptance set forth below and return one copy of this Confirmation to the Buyer.

                                              Very truly yours,

                                              FIRST UNION NATIONAL BANK,
                                               as Buyer



                                              By: ___________________________
                                              Name: _________________________
                                              Title: ________________________

Accepted and Agreed as of
this ____ day of __________, ____.

EMERGENT MORTGAGE CORP.,
  as Seller



By: ______________________________
Name: ____________________________
Title: ___________________________


                                       A-2

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                           Schedule I to Confirmation

                             Mortgage Loan Schedule


                                       A-3

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                           Schedule II to Confirmation

               Exceptions from "Eligible Mortgage Loan" Definition



                                       A-4

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                                    Annex II

             Names and Addresses for Communications Between Parties


                           Emergent Mortgage Corp.
                           Wachovia Building
                           15 South Main Street, Suite 750
                           Greenville, South Carolina   29601
                           Attention:  Wade Hall
                           Telephone:  864/235-8056
                           Facsimile:  864/271-8374


                           First Union National Bank
                           301 South College Street, DC-06
                           Charlotte, North Carolina   28288
                           Attention:  R. Steven Hall, Vice President
                           Telephone:  704/374-4180
                           Facsimile:  704/374-7102



                                       A-5

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